UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number 811-5823

DOMINI INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

532 Broadway, 9th Floor, New York, New York 10012

(Address of Principal Executive Offices)

Amy Domini Thornton

Domini Impact Investments LLC

532 Broadway, 9th Floor

New York, New York 10012

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: 212-217-1100

Date of Fiscal Year End: July 31

Date of Reporting Period: April 30, 2017

Item 1. Schedule of Investments.

The Schedules of Investments for each series of the Domini Investment Trust are set forth below.

Domini Impact Equity FundSM

Domini Impact International Equity FundSM

Domini Impact Bond FundSM

each a series of

Domini Investment Trust

Quarterly Holdings Report

April 30, 2017 (Unaudited)

Domini Impact Equity Fund

Portfolio of Investments

April 30, 2017 (Unaudited)

Security	Shares	Value
Common Stocks—99.2%
CONSUMER DISCRETIONARY—14.5%
Amazon.com Inc (a)	31,237	$28,893,913
Best Buy Co Inc	866	44,867
Chipotle Mexican Grill Inc (a)	5,534	2,625,717
Coach Inc	348	13,708
Comcast Corp Cl A	488,510	19,144,707
Foot Locker Inc	174,101	13,464,971
Gap Inc/The	445	11,659
Home Depot Inc/The	218	34,030
JC Penney Co Inc (a)	1,546	8,317
Kohl’s Corp	228,617	8,922,922
L Brands Inc	219	11,565
Lear Corp	42,000	5,991,720
Lowe’s Cos Inc	364	30,896
Marriott International Inc/MD Cl A	146	13,785
Michael Kors Holdings Ltd (a)	94,894	3,542,393
NIKE Inc Cl B	376	20,834
Nissan Motor Co Ltd ADR	322,030	6,134,672
Nordstrom Inc	62,998	3,040,913
Ralph Lauren Corp	82	6,619
Ross Stores Inc	274,595	17,848,675
Scripps Networks Interactive Inc Cl A	98,550	7,363,656
Staples Inc	666	6,507
Starbucks Corp	414	24,865
TJX Cos Inc/The	62,654	4,927,111
Target Corp	181	10,109
Visteon Corp (a)	38,425	3,955,854
Walt Disney Co/The	242	27,975

		126,122,960

CONSUMER STAPLES—9.7%
Avon Products Inc (a)	2,873	13,934
Campbell Soup Co	191	10,990
Coca-Cola Co/The	292	12,600
Colgate-Palmolive Co	86,212	6,210,712
Costco Wholesale Corp	120	21,302
Estee Lauder Cos Inc/The Cl A	120	10,457
General Mills Inc	175	10,064
Kimberly-Clark Corp	141	18,295
Kraft Heinz Co/The	223	20,157
Kroger Co/The	860	25,499
Loblaw Companies LTD	167,205	9,368,518
McCormick & Co Inc/MD	25,684	2,565,832
Mondelez International Inc Cl A	265	11,933
PepsiCo Inc	228,424	25,875,871
Procter & Gamble Co/The	155	13,536
Sysco Corp	356,977	18,873,374
Walgreens Boots Alliance Inc	244,345	21,145,616
Whole Foods Market Inc	248	9,020

		84,217,710

FINANCIALS—16.0%
AGNC Investment Corp	109,628	2,309,862
American Express Co	191	15,137
American International Group Inc	144,675	8,812,154
Banco Santander Brasil SA	211,722	1,814,458
Bank of America Corp	87,705	2,047,035
Bank of Montreal	34,100	2,415,985
Bank of Nova Scotia/The	37,616	2,092,578
Canadian Imperial Bank of Commerce	53,003	4,284,232
Fifth Third Bancorp	605,538	14,793,293
Hartford Financial Services Group Inc/The	137,611	6,654,868
Intercontinental Exchange Inc	195	11,739
Invesco Mortgage Capital Inc	150,735	2,458,488
Lincoln National Corp	53,106	3,501,279
Loews Corp	56,499	2,633,983
MFA Financial Inc	968,130	8,045,160
MetLife Inc	272,319	14,108,847
Morgan Stanley	292	12,664
National Bank of Canada	85,343	3,311,231
PNC Financial Services Group Inc/The	190	22,753
Popular Inc	181,309	7,598,660
Prudential Financial Inc	239,556	25,639,679
Regions Financial Corp	273,143	3,755,716
Two Harbors Investment Corp	437,075	4,366,379
US Bancorp	346	17,743
Unum Group	414,409	19,199,569

		139,923,492

HEALTH CARE—14.0%
Allergan PLC	21,145	5,156,420
Becton Dickinson and Co	72,328	13,523,166
Biogen Inc	42,139	11,428,518
Bruker Corp	140,739	3,432,624
Celgene Corp (a)	31,124	3,860,932
Edwards Lifesciences Corp (a)	50,856	5,577,378
Gilead Sciences Inc	305,710	20,956,420
IDEXX Laboratories Inc (a)	102,367	17,170,017
Merck & Co Inc	307,178	19,146,405
Quest Diagnostics Inc	115,670	12,204,342
Sanofi ADR	49,774	2,354,310
Taro Pharmaceutical Industries Ltd (a)	38,684	4,520,225
Thermo Fisher Scientific Inc	15,647	2,586,919

		121,917,676

INDUSTRIALS—7.9%
3M Co	115	22,520
Alaska Air Group Inc	55,468	4,719,772
Carlisle Cos Inc	39,205	3,974,995
Cummins Inc	132,390	19,982,947
Herman Miller Inc	64,000	2,118,400
JetBlue Airways Corp (a)	1,688	36,849
LSC Communications Inc	409	10,581
ManpowerGroup Inc	21,868	2,208,231
PACCAR Inc	341,310	22,775,616
RR Donnelley & Sons Co	569	7,152
Robert Half International Inc	115,062	5,298,605
Toro Co/The	36,131	2,345,625
United Parcel Service Inc Cl B	131	14,077
United Rentals Inc (a)	52,783	5,788,184

		69,303,554

INFORMATION TECHNOLOGY—24.2%
Advanced Micro Devices Inc (a)	3,150	41,895
Akamai Technologies Inc (a)	50,054	3,050,291
Alphabet Inc Cl A (a)	29,894	27,637,601
Apple Inc	152,800	21,949,720
Applied Materials Inc	517,377	21,010,680
Cisco Systems Inc	504	17,171
Citrix Systems Inc	85,208	6,896,736
Corning Inc	226,312	6,529,101
DXC Technology Co (a)	29,362	2,212,133
Electronic Arts Inc (a)	73,961	7,012,982
F5 Networks Inc (a)	131,138	16,933,850
FUJIFILM Holdings Corp ADR	56,540	2,097,634
First Solar Inc (a)	358	10,579
HP Inc	145,662	2,741,359
Intel Corp	563,339	20,364,705
International Business Machines Corp	146,839	23,536,822
Lam Research Corp	100,243	14,520,199
LogMeIn Inc	42,136	4,761,368
Microsoft Corp	134,227	9,189,180
Motorola Solutions Inc	201	17,280
NetApp Inc	89,350	3,560,598
Synopsys Inc (a)	123,235	9,082,420
Teradata Corp (a)	129,315	3,773,412
VMware Inc Cl A (a)	43,116	4,058,078
Yahoo! Inc (a)	649	31,288

		211,037,082

MATERIALS—3.2%
Domtar Corp	227,700	9,028,305
Louisiana-Pacific Corp (a)	84,052	2,163,498
Nucor Corp	73,694	4,519,653
Steel Dynamics Inc	332,713	12,024,248
WestRock Co	256	13,711

		27,749,415

REAL ESTATE—3.7%
American Homes 4 Rent Cl A	298,564	6,881,900
Host Hotels & Resorts Inc	408,710	7,336,345
Mack-Cali Realty Corp	238,623	6,454,752
Omega Healthcare Investors Inc	135,542	4,472,886
Retail Properties of America Inc Cl A	408,026	5,443,067
STORE Capital Corp	69,797	1,674,430

		32,263,380

TELECOMMUNICATION SERVICES—2.5%
AT&T Inc	60,138	2,383,269
BCE Inc	85,976	3,917,926
Telephone & Data Systems Inc	146,076	4,011,247
Verizon Communications Inc	243,624	11,184,778

		21,497,220

UTILITIES—3.5%
Avangrid Inc	85,633	3,725,036
Consolidated Edison Inc	317,424	25,165,375
Southwest Gas Holdings Inc	25,409	2,128,258

		31,018,669

Total Investments—99.2% (Cost $730,991,587) (b)		865,051,158

Other Assets, less liabilities—0.8%		6,649,088

Net Assets—100.0%		$871,700,246

(a)	Non-income producing security.
(b)	The aggregate cost for federal income tax purposes is $726,257,366. The aggregate gross unrealized appreciation is $151,070,025 and the aggregate gross unrealized depreciation is $12,276,233, resulting in net unrealized appreciation of $138,793,792.
ADR	— American Depository Receipt

SEE NOTES TO PORTFOLIO OF INVESTMENTS

Domini International Impact Equity Fund

Portfolio of Investments

4/30/2017 (Unaudited)

Country/Security	Industry	Shares	Value
Common Stock—96.6%
Australia—4.8%
Alumina Ltd	Materials	870,913	1,198,414
Bendigo & Adelaide Bank Ltd	Banks	814,895	7,508,042
BlueScope Steel Ltd	Materials	460,803	4,031,953
Challenger Ltd/Australia	Diversified Financials	393,576	3,891,118
Dexus	Real Estate	1,226,495	9,355,787
Fortescue Metals Group Ltd	Materials	1,404,272	5,576,479
Harvey Norman Holdings Ltd	Retailing	689,641	2,160,983
Mirvac Group	Real Estate	1,535,141	2,606,084
Sims Metal Management Ltd	Materials	389,690	3,584,584
Westpac Banking Corp	Banks	42,597	1,116,878

			41,030,322

Belgium—0.2%
UCB SA	Pharma, Biotech & Life Sciences	19,962	1,555,544

			1,555,544

Brazil—1.6%
Banco do Brasil SA	Banks	332,196	3,411,479
Itau Unibanco Holding SA Pfd Shs	Banks	277,100	3,400,946
Itausa - Investimentos Itau SA (a)	Banks	20,017	61,638
Itausa - Investimentos Itau SA Pfd Shs	Banks	1,103,700	3,412,402
M Dias Branco SA	Food & Beverage	254,115	3,871,147

			14,157,612

China—0.9%
Belle International Holdings Ltd (c)	Consumer Durables & Apparel	2,091,142	1,605,148
Nine Dragons Paper Holdings Ltd	Materials	3,783,961	4,086,798
Ping An Insurance Group Co of China Ltd Cl H	Insurance	390,588	2,199,633

			7,891,579

Denmark—1.1%
H Lundbeck A/S	Pharma, Biotech & Life Sciences	45,729	2,343,429
TDC A/S	Telecommunication Services	863,692	4,634,735
Vestas Wind Systems A/S	Capital Goods	32,266	2,777,886

			9,756,050

Finland—0.2%
Orion Oyj Cl B	Pharma, Biotech & Life Sciences	22,570	1,294,010

			1,294,010

France—13.2%
Carrefour SA	Food & Staples Retailing	345	8,124
Casino Guichard Perrachon SA	Food & Staples Retailing	75,094	4,522,080
Cie de Saint-Gobain	Capital Goods	313,907	16,937,625
Cie Generale des Etablissements Michelin	Automobiles & Components	52,292	6,830,356
CNP Assurances	Insurance	139,941	2,921,292
Credit Agricole SA	Banks	711,736	10,579,361
Faurecia	Automobiles & Components	57,059	2,784,863
Kering	Consumer Durables & Apparel	42,122	13,051,951
Orange SA	Telecommunication Services	681,477	10,537,738
Peugeot SA (a)	Automobiles & Components	599,321	12,553,347
Sanofi	Pharma, Biotech & Life Sciences	270,566	25,518,145
STMicroelectronics NV	Semiconductors & Semiconductor Equipment	477,178	7,716,400

			113,961,282

Germany—9.4%
adidas AG	Consumer Durables & Apparel	27,901	5,587,395
Allianz SE	Insurance	89,203	16,979,650
Deutsche Post AG	Transportation	160,227	5,757,812
Innogy SE	Utilities	32,002	1,176,139
Henkel AG & Co KGaA	Household & Personal Products	63,882	8,695,536
Merck KGaA	Pharma, Biotech & Life Sciences	94,396	11,081,032
METRO AG	Food & Staples Retailing	296,341	9,748,781
Siemens AG	Capital Goods	130,293	18,671,741
Suedzucker AG	Food & Beverage	166,254	3,554,765

			81,252,851

Hong Kong—3.4%
ASM Pacific Technology Ltd	Semiconductors & Semiconductor Equipment	117,600	1,750,947
Cheung Kong Property Holdings Ltd	Real Estate	185,665	1,332,053
Great Eagle Holdings Ltd	Real Estate	187,289	929,516
Hongkong Land Holdings Ltd	Real Estate	193,945	1,495,316
Hysan Development Co Ltd	Real Estate	291,833	1,377,075
Kerry Properties Ltd	Real Estate	418,397	1,565,448
Wharf Holdings Ltd/The	Real Estate	1,372,526	11,726,617
Wheelock & Co Ltd	Real Estate	926,838	7,227,562
Xinyi Glass Holdings Ltd	Automobiles & Components	1,843,104	1,635,144

			29,039,678

Hungary—0.4%
Richter Gedeon Nyrt	Pharma, Biotech & Life Sciences	150,532	3,646,723

			3,646,723

Indonesia—0.1%
Telekomunikasi Indonesia Persero Tbk PT	Telecommunication Services	3,315,495	1,087,007

			1,087,007

Israel—0.7%
Taro Pharmaceutical Industries Ltd	Pharma, Biotech & Life Sciences	49,308	5,761,640

			5,761,640

Ireland—0.0%
Irish Bank Resolution Corp Ltd/Old (a)(c)	Banks	138,674	0

			0

Italy—0.5%
A2A SpA	Utilities	2,782,544	4,136,019

			4,136,019

Japan—20.6%
Asahi Glass Co Ltd	Capital Goods	1,409,866	12,217,911
Astellas Pharma Inc	Pharma, Biotech & Life Sciences	439,466	5,787,531
Brother Industries Ltd	Technology Hardware & Equipment	73,100	1,502,396
Central Japan Railway Co	Transportation	74,123	12,424,762
Coca-Cola Bottlers Japan Inc	Food & Beverage	110,782	3,294,540
Dai Nippon Printing Co Ltd	Commercial & Professional Services	845,134	9,401,329
Daiichi Sankyo Co Ltd	Pharma, Biotech & Life Sciences	149,961	3,326,936
Ezaki Glico Co Ltd	Food & Beverage	56,300	2,964,753
FUJIFILM Holdings Corp	Technology Hardware & Equipment	20,044	743,356
Hoya Corp	Health Care Equipment & Services	25,901	1,237,077
Ibiden Co Ltd	Technology Hardware & Equipment	454,759	7,996,121
K’s Holdings Corp	Retailing	172,942	3,327,896
Lion Corp	Household & Personal Products	84,724	1,529,243
Medipal Holdings Corp	Health Care Equipment & Services	227,876	3,769,654
Mitsubishi Gas Chemical Co Inc	Materials	247,706	5,293,224
Mitsui Fudosan Co Ltd	Real Estate	445,191	9,782,860
Mixi Inc	Software & Services	108,442	6,012,125
MS&AD Insurance Group Holdings Inc	Insurance	321,023	10,459,815
Nintendo Co Ltd	Software & Services	13,694	3,445,306
Nippon Electric Glass Co Ltd	Technology Hardware & Equipment	716,261	4,440,086
Nissan Motor Co Ltd	Automobiles & Components	1,679,680	15,949,953
Nomura Holdings Inc	Diversified Financials	1,788,043	10,731,145
Nomura Real Estate Holdings Inc	Real Estate	104,485	1,765,006
NSK Ltd	Capital Goods	192,191	2,620,708
NTN Corp	Capital Goods	5,300	26,960
ORIX Corp	Diversified Financials	540,841	8,253,077
Rohm Co Ltd	Semiconductors & Semiconductor Equipment	100,768	7,069,218
Seiko Epson Corp	Technology Hardware & Equipment	217,373	4,446,133
Seino Holdings Co Ltd	Transportation	208,293	2,412,364
T&D Holdings Inc	Insurance	180,694	2,680,340
Toppan Printing Co Ltd	Commercial & Professional Services	891,626	8,966,652
Yamada Denki Co Ltd	Retailing	288,500	1,514,062
Yamazaki Baking Co Ltd	Food & Beverage	85,600	1,803,843

			177,196,382

Netherlands—3.8%
ABN AMRO Group NV	Banks	355,880	9,339,604
ING Groep NV	Banks	834,956	13,588,370
Koninklijke Vopak NV	Energy	31,403	1,416,410
NN Group NV	Insurance	238,849	7,917,279

			32,261,663

Norway—1.5%
Norsk Hydro ASA	Materials	939,224	5,372,320
Subsea 7 SA	Energy	441,851	7,324,210

			12,696,530

Panama—0.5%
Copa Holdings SA Cl A	Transportation	34,297	3,992,857

			3,992,857

Singapore—1.6%
DBS Group Holdings Ltd	Banks	920,241	12,739,975
Global Logistic Properties Ltd	Real Estate	575,637	1,186,116

			13,926,091

South Africa—0.9%
Mondi Ltd	Materials	79,919	2,070,445
MTN Group Ltd	Telecommunication Services	1,029	9,726
Nedbank Group Ltd	Banks	154,938	2,609,939
Tiger Brands Ltd	Food & Beverage	88,523	2,671,812

			7,361,922

South Korea—2.0%
Industrial Bank of Korea	Banks	361,876	3,975,261
LG Corp	Capital Goods	30,088	1,787,458
LG Display Co Ltd	Technology Hardware & Equipment	144,722	3,739,192
LG Electronics Inc	Consumer Durables & Apparel	66,210	4,020,662
LG Uplus Corp	Telecommunication Services	313,333	3,978,963

			17,501,536

Spain—4.8%
Aena SA	Transportation	73,934	13,042,687
Banco Santander SA	Banks	1,820,533	11,869,042
Mapfre SA	Insurance	2,333,019	8,139,892
Telefonica SA	Telecommunication Services	782,101	8,648,696

			41,700,317

Sweden—4.6%
Electrolux AB Ser B	Consumer Durables & Apparel	297,214	8,831,030
Holmen AB Cl B	Materials	30,067	1,267,902
Investor AB Cl B	Diversified Financials	104,039	4,757,351
Millicom International Cellular SA	Telecommunication Services	32,206	1,767,642
Oriflame Holding AG	Household & Personal Products	67,672	2,774,194
Sandvik AB	Capital Goods	1,091,854	17,534,178
SSAB AB Cl B (a)	Materials	783,418	2,784,271

			39,716,568

Switzerland—4.2%
Adecco Group AG	Commercial & Professional Services	109,543	8,132,229
Baloise Holding AG	Insurance	22,825	3,345,389
Logitech International SA	Technology Hardware & Equipment	171,780	5,737,792
Lonza Group AG	Pharma, Biotech & Life Sciences	34,236	6,998,871
Swiss Life Holding AG	Insurance	28,439	9,250,639
Swiss Re AG	Insurance	26,578	2,312,175

			35,777,095

Taiwan—1.4%
Lite-On Technology Corp	Technology Hardware & Equipment	2,019,731	3,521,191
TPK Holding Co Ltd (a)	Technology Hardware & Equipment	594,816	2,129,201
United Microelectronics Corp	Semiconductors & Semiconductor Equipment	6,109,928	2,440,245
Wistron Corp	Technology Hardware & Equipment	3,931,811	3,714,050

			11,804,687

Turkey—0.8%
Turkiye Is Bankasi	Banks	1,993,361	3,932,033
Turkiye Vakiflar Bankasi TAO	Banks	1,677,175	2,864,707

			6,796,740

United Kingdom—12.8%
3i Group PLC	Diversified Financials	957,818	9,832,868
Auto Trader Group PLC	Software & Services	685,812	3,558,836
Aviva PLC	Insurance	905,387	6,143,700
Barratt Developments PLC	Consumer Durables & Apparel	1,008,636	7,562,026
Coca-Cola HBC AG	Food & Beverage	331,990	9,200,147
Hammerson PLC	Real Estate	200,443	1,523,523
Inchcape PLC	Retailing	423,702	4,684,064
Investec PLC	Diversified Financials	129,992	961,132
J Sainsbury PLC	Food & Staples Retailing	1,762,564	6,279,992
Johnson Matthey PLC	Materials	371,337	14,311,627
Kingfisher PLC	Retailing	2,699,557	11,920,077
Melrose Industries PLC	Capital Goods	573,897	1,755,963
Persimmon PLC	Consumer Durables & Apparel	103,427	3,117,742
Petrofac Ltd	Energy	180,363	1,900,592
Royal Mail PLC	Transportation	1,279,455	6,662,561
Schroders PLC	Diversified Financials	26,279	1,083,531
Segro PLC	Real Estate	505,371	3,175,621
Unilever PLC	Household & Personal Products	237	12,180
Wm Morrison Supermarkets PLC	Food & Staples Retailing	4,372,896	13,572,182
Wolseley PLC	Capital Goods	49,589	3,146,198

			110,404,562

United States—0.6%
Core Laboratories NV	Energy	49,063	5,437,162

			5,437,162

Total Investments—96.6% (Cost $717,080,445) (b)			831,144,429

Other Assets, less liabilities—3.4%			29,559,530

Net Assets—100.0%			$860,703,959

(a)	Non-income producing security.
(b)	The aggregate cost for federal income tax purposes is $722,603,235. The aggregate gross unrealized appreciation is $118,098,047 and the aggregate gross unrealized depreciation is $9,556,853, resulting in net unrealized appreciation of $108,541,194.
(c)	Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.

SEE NOTES TO PORTFOLIO OF INVESTMENTS

DOMINI IMPACT EQUITY FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO PORTFOLIO OF INVESTMENTS

April 30, 2017 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Domini Investment Trust (formerly Domini Social Investment Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Domini Investment Trust comprises three separate series: Domini Impact Equity Fund (formerly, Domini Social Equity Fund), Domini Impact International Equity Fund (formerly, Domini International Social Equity Fund), and Domini Impact Bond Fund (formerly Domini Social Bond Fund) (each the “Fund,” collectively the “Funds”). The Portfolio of Investments of the Domini Impact Bond Fund are included elsewhere of this report. The Domini Impact Equity Fund offers Investor shares, Class A shares, Institutional shares and Class R shares. Class R shares of the Domini Impact Equity Fund commenced on November 28, 2003. Class A and Institutional shares of the Domini Impact Equity Fund commenced on November 28, 2008. The Domini Impact International Equity Fund offers Investor shares, Class A shares and Institutional Shares. Class A and Institutional shares of the Domini Impact International Equity Fund were not offered prior to November 28, 2008 and November 30, 2012, respectively. The Investor shares, Institutional shares and Class R shares are sold at their offering price, which is net asset value. The Class A shares are sold with a front-end sales charge (load) of up to 4.75%. The Institutional shares may only be purchased by or for the benefit of investors that meet the minimum investment requirements, fall within the following categories: endowments, foundations, religious organizations and other nonprofit entities, individuals, retirement plan sponsors, family office clients, certain corporate or similar institutions, or omnibus accounts maintained by financial intermediaries and that are approved by the Fund’s Distributor. Class R shares are generally available only to certain eligible retirement plans and endowments, foundations, religious organizations, and other tax-exempt entities that are approved by the Fund’s Distributor. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets, and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and registration fees, directly attributable to that class. Class R and Institutional shares are not subject to distribution and service fees.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Funds’ significant accounting policies.

(A) Valuation of Investments. Securities listed or traded on national securities exchanges are valued at the last sale price reported by the security’s primary exchange or, if there have been no sales that day, at the mean of the current bid and ask price that represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (the “NOCP”). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. Securities for which market quotations are not readily available or as a result of an event occurring after the close of the foreign market but before pricing the Funds are valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Board of Trustees. Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Trusts’ manager or submanager, as applicable, is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined by consideration of other factors (including the use of an independent pricing service) by or under the direction of the Board of Trustees or its delegates.

The Funds follow a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the Fund’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotation obtained from pricing services)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used by the Domini Impact Equity Fund, as of April 30, 2017, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer Discretionary	$126,122,960	$—	$—	$126,122,960
Consumer Staples	84,217,710	—	—	84,217,710
Financials	139,923,492	—	—	139,923,492
Health Care	121,917,676	—	—	121,917,676
Industrials	69,303,554	—	—	69,303,554
Information Technology	211,037,082	—	—	211,037,082
Materials	27,749,415	—	—	27,749,415
Real Estate	32,263,380	—	—	32,263,380
Telecommunication Services	21,497,220	—	—	21,497,220
Utilities	31,018,669	—	—	31,018,669

Total	$865,051,158	$—	$—	$865,051,158

The following is a summary of the inputs used by the Domini Impact International Equity Fund, as of April 30, 2017, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer Discretionary	$105,531,551	$—	$1,605,148	$107,136,699
Consumer Staples	74,503,318	—	—	74,503,318
Energy	16,078,374	—	—	16,078,374
Financials	202,269,702	—	—	202,269,702
Health Care	72,320,592	—	—	72,320,592
Industrials	148,269,881	—	—	148,269,881
Information Technology	69,962,596	—	—	69,962,596
Materials	49,578,017	—	—	49,578,017
Real Estate	55,048,585	—	—	55,048,585
Telecommunication Services	30,664,507	—	—	30,664,507
Utilities	5,312,158	—	—	5,312,158

Total	$829,539,281	$—	$1,605,148	$831,144,429

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Domini International Social Equity Fund
Investments in Securities
Balance as of July 31, 2016	$—
Realized Gain (loss)	—
Change in unrealized appreciation (depreciation)	1,835,407
Purchases	—
Sales	—
Transfers in and/or out of Level Three	(230,259)

Balance as of April 30, 2017	$1,605,148

The change in unrealized appreciation (depreciation) included in earnings relating to securities still held at April 30, 2017:	$222,722

For the Domini Impact International Equity Fund transfers from Level 1 to Level 3 included securities valued at $39,736,075 that were transferred as a result of quoted prices in active markets not being readily available. Transfers out of Level 3 into Level 1 included securities valued at $39,966,334 because market values were readily available from a pricing agent for which fair value factors were previously applied.

Domini Impact Bond Fund

Portfolio of Investments

4/30/2017 (Unaudited)

	Principal Amount	Value
Mortgage Backed Securities — 56.6%
Agency Collateralized Mortgage Obligations — 1.1%
Fannie Mae Connecticut Avenue Securities
4.541%, VR, 7/25/2029	120,000	$124,495
5.341%, VR, 4/25/2029	235,000	252,860
Fannie Mae, 3.500%, 3/25/2027	368,000	386,973
Freddie Mac, 3.500%, 6/15/2026	780,000	819,805
FREMF Mortgage Trust 144A, 3.880%, VR, 2/25/2024 (d)	100,000	100,220

		1,684,353

Commercial Mortgage Backed Securities — 6.3%
Banc Of America Commercial Mortgage Trust 2015-UBS7, 3.705%, 9/15/2048	150,000	157,642
Barclays Commercial Mortgage S, 3.674%, 2/15/2050	213,000	222,195
BWAY 2013-1515 Mortgage Trust 144A, 2.809%, 3/10/2033 (d)	177,652	179,953
Citigroup Commercial Mortgage, 3.717%, 9/15/2048	384,000	403,526
Commercial Mortgage Trust
3.350%, 2/10/2048	326,000	331,603
3.612%, 10/10/2048	115,000	119,363
3.630%, 10/10/2048	260,000	269,625
3.644%, 12/10/2047	325,000	337,055
144A, 3.424%, 3/10/2031 (d)	640,000	664,883
144A, 3.726%, 3/10/2031 (d)	644,000	666,512
CSAIL Commercial Mortgage Trust
3.505%, 4/15/2050	394,000	407,422
3.808%, 11/15/2048	388,000	406,067
Hudson Yards 144A, 2.835%, 8/10/2038 (d)	1,000,000	978,723
Morgan Stanley Baml Trust
2.918%, 2/15/2046	360,000	363,847
3.102%, 5/15/2046	300,000	305,316
3.526%, 12/15/2047	180,167	186,680
3.741%, 8/15/2047	300,000	315,256
3.892%, 6/15/2047	300,000	317,760
4.051%, 4/15/2047	300,000	321,055
4.219%, VR, 7/15/2046	150,000	161,704
4.259%, VR, 10/15/2046	300,000	325,074
OBP Depositor LLC Trust 144A, 4.646%, 7/15/2045 (d)	806,000	861,443
One Market Plaza Trust 144A, 3.614%, 2/10/2032 (d)	710,000	741,713
Wells Fargo Commercial Mortgage Trust, 3.718%, 12/15/2048	318,000	333,122

		9,377,539

Federal Home Loan Mortgage Corporation — 13.2%
849167, 2.913%, VR, 10/1/2043 (c)	477,554	491,281
A12413, 5.000%, 8/1/2033 (c)	30,524	33,685
A37619, 4.500%, 9/1/2035 (c)	212,818	229,676
A87874, 4.000%, 8/1/2039 (c)	79,807	84,488
A89148, 4.000%, 10/1/2039 (c)	125,255	132,460
A89384, 4.000%, 10/1/2039 (c)	162,203	171,475
A89729, 4.000%, 11/1/2039 (c)	77,087	81,521
A93101, 5.000%, 7/1/2040 (c)	138,382	151,492
A93996, 4.500%, 9/1/2040 (c)	64,707	69,870
A94362, 4.000%, 10/1/2040 (c)	195,342	207,851
A94742, 4.000%, 11/1/2040 (c)	32,473	34,480
A95084, 4.000%, 11/1/2040 (c)	29,090	30,763
A95085, 4.000%, 11/1/2040 (c)	257,567	272,378
A95796, 4.000%, 12/1/2040 (c)	120,973	127,929

A97047, 4.500%, 2/1/2041 (c)	130,390	140,961
FHR 3806 L, 3.500%, 2/15/2026	847,000	894,610
FHR 3800 CB, 3.500%, 2/15/2026	383,000	405,904
FHR 3768 CB, 3.500%, 12/15/2025	343,000	361,837
G01779, 5.000%, 4/1/2035 (c)	39,933	44,002
G01828, 4.500%, 4/1/2035 (c)	185,828	200,593
G01837, 5.000%, 7/1/2035 (c)	267,835	294,762
G01838, 5.000%, 7/1/2035 (c)	46,994	51,834
G02424, 5.500%, 12/1/2036 (c)	184,971	205,385
G04997, 5.000%, 1/1/2037 (c)	164,814	180,389
G05052, 5.000%, 10/1/2033 (c)	18,119	20,033
G06079, 6.000%, 7/1/2039 (c)	162,895	184,634
G06990, 5.500%, 8/1/2040 (c)	252,166	279,952
G08347, 4.500%, 6/1/2039 (c)	404,304	436,297
G08499, 3.000%, 7/1/2042 (c)	90,966	91,391
G08741, 3.000%, 1/1/2047	4,147,164	4,145,544
G14599, 2.500%, 11/1/2027 (c)	261,418	265,932
G30614, 3.500%, 12/1/2032 (c)	386,328	405,300
J17791, 3.000%, 1/1/2027 (c)	356,186	367,071
J20118, 2.500%, 8/1/2027 (c)	92,529	94,127
Q00291, 5.000%, 4/1/2041 (c)	112,804	123,569
Q01807, 4.500%, 7/1/2036 (c)	187,231	202,256
Q06160, 4.000%, 2/1/2037 (c)	70,812	74,637
Q17103, 4.000%, 6/1/2041 (c)	17,525	18,490
Q33602, 3.000%, 5/1/2045 (c)	701,640	702,833
Z40004, 6.000%, 8/1/2036 (c)	27,572	31,200
FHLMC TBA 30 YR, 3.500%, 5/11/2047 (b)	3,500,000	3,599,121
FHLMC TBA 30 YR, 3.500%, 6/13/2047 (b)	1,600,000	1,641,813
FHLMC TBA 30 YR, 4.000%, 5/11/2047 (b)	900,000	947,461
FHLMC TBA 30 YR, 4.000%, 6/13/2047 (b)	900,000	945,492

		19,476,779

Federal National Mortgage Association — 32.2%
190370, 6.000%, 6/1/2036 (c)	130,413	148,179
469829, 2.720%, 12/1/2018 (c)	1,633,764	1,656,842
469879, 3.220%, 12/1/2021 (c)	1,000,309	1,044,607
471333, 3.120%, 8/1/2022 (c)	1,840,719	1,887,908
471478, 2.610%, 8/1/2022 (c)	1,371,834	1,401,293
745044, 4.500%, 8/1/2035 (c)	55,668	60,215
745327, 6.000%, 3/1/2036 (c)	359,707	408,937
889529, 6.000%, 3/1/2038 (c)	60,921	69,676
890248, 6.000%, 8/1/2037 (c)	31,779	36,457
930672, 4.500%, 3/1/2039 (c)	203,353	221,311
932441, 4.000%, 1/1/2040 (c)	604,492	639,127
995082, 5.500%, 8/1/2037 (c)	114,618	128,566
995243, 4.500%, 8/1/2038 (c)	151,456	163,473
AA9846, 4.000%, 8/1/2039 (c)	94,203	99,689
AB1343, 4.500%, 8/1/2040 (c)	186,823	203,038
AB1763, 4.000%, 11/1/2030 (c)	37,423	39,782
AB4168, 3.500%, 1/1/2032 (c)	333,904	349,264
AB6472, 2.000%, 10/1/2027 (c)	332,088	331,163
AC1877, 4.500%, 9/1/2039 (c)	85,365	92,125
AC2817, 4.000%, 10/1/2039 (c)	48,886	51,689
AC5401, 5.000%, 10/1/2039 (c)	9,307	10,201
AC9564, 4.500%, 2/1/2040 (c)	76,630	83,231
AD1649, 4.000%, 3/1/2040 (c)	87,713	92,716
AD8033, 4.000%, 8/1/2040 (c)	31,374	33,157
AE0215, 4.000%, 12/1/2039 (c)	77,539	81,944
AE0216, 4.000%, 8/1/2040 (c)	174,486	184,433
AE0624, 4.000%, 11/1/2040 (c)	75,511	79,829

AE0625, 4.000%, 12/1/2040 (c)	103,342	110,489
AE4113, 4.000%, 10/1/2040 (c)	57,651	61,137
AE4192, 4.000%, 10/1/2040 (c)	277,145	294,822
AE5143, 4.000%, 11/1/2040 (c)	44,304	46,898
AI7951, 4.500%, 8/1/2036 (c)	74,304	80,384
AJ5974, 4.000%, 12/1/2036 (c)	57,998	61,627
AL0005, 4.500%, 1/1/2041 (c)	72,053	77,883
AL0049, 6.000%, 12/1/2035 (c)	63,617	72,275
AL1627, 4.500%, 9/1/2041 (c)	139,339	150,582
AM3278, 2.850%, 5/1/2023 (c)	710,490	733,702
AM4796, 3.300%, 12/1/2023 (c)	746,016	782,426
AM5146, 3.470%, 1/1/2024 (c)	561,440	593,926
AM5197, 4.200%, 1/1/2030 (c)	1,174,032	1,284,062
AM6266, 3.580%, 7/1/2030 (c)	971,281	1,003,082
AM7507, 3.080%, 12/1/2024 (c)	1,056,923	1,093,209
AM7598, 3.070%, 12/1/2024 (c)	1,403,971	1,451,317
AM7812, 3.100%, 1/1/2027	473,110	483,760
AM8148, 2.680%, 3/1/2027 (c)	1,000,000	992,851
AM8659, 2.880%, 4/1/2031 (c)	1,267,063	1,227,569
AM9154, 3.180%, 6/1/2030 (c)	1,066,851	1,082,376
AM9239, 3.030%, 6/1/2025 (c)	977,040	1,004,694
AN1767, 2.980%, 6/1/2031 (c)	986,011	976,888
AN1840, 2.450%, 6/1/2026 (c)	1,500,000	1,470,942
AN2787, 2.600%, 9/1/2028 (c)	1,150,000	1,115,388
AN2791, 2.440%, 9/1/2026 (c)	1,137,603	1,114,025
AN4301, 3.150%, 1/1/2027	2,109,700	2,160,655
AP9592, 3.500%, 10/1/2032 (c)	274,937	287,601
AR1524, 2.000%, 1/1/2028 (c)	273,374	269,396
AR9198, 3.000%, 3/1/2043 (c)	825,637	829,597
AS3608, 2.500%, 12/1/2043 (c)	385,576	372,379
AS8449, 2.500%, 12/1/2031	44,932	45,240
AW4685, 2.655%, VR, 5/1/2044 (c)	146,508	150,584
AY3370, 2.500%, 4/1/2045	282,756	272,316
AY5876, 2.500%, 6/1/2030	456,002	460,449
BC1171, 3.500%, 6/1/2046	2,414,979	2,486,230
BE1416, 2.500%, 11/1/2031	219,617	221,125
BE2456, 2.500%, 12/1/2031	489,732	493,095
MA0639, 4.000%, 2/1/2041 (c)	141,948	150,102
MA0919, 3.500%, 12/1/2031 (c)	19,479	20,375
MA0949, 3.500%, 1/1/2032 (c)	190,419	199,178
MA1630, 4.000%, 10/1/2033 (c)	204,382	217,401
MA1931, 2.500%, 6/1/2024	691,146	705,040
FNMA TBA 15 YR, 2.500%, 5/16/2032 (b)	2,000,000	2,011,641
FNMA TBA 15 YR, 3.000%, 5/16/2032 (b)	2,600,000	2,674,750
FNMA TBA 30 YR, 3.500%, 5/11/2047 (b)	3,421,000	3,517,883
FNMA TBA 30 YR, 3.500%, 6/13/2047 (b)	1,600,000	1,641,938
FNMA TBA 30 YR, 4.000%, 6/13/2047 (b)	900,000	945,914
FNMA TBA 30 YR, 4.000%, 5/11/2047 (b)	400,000	421,281

		47,519,336

Government National Mortgage Association — 3.8%
GNMA II TBA 30 YR, 3.500%, 5/18/2047 (b)	1,200,000	1,247,250
GNMA II TBA 30 YR, 3.000%, 5/18/2047 (b)	3,300,000	3,344,601
GNMA II TBA 30 YR, 4.500%, 5/18/2047 (b)	900,000	960,469

		5,552,320

Total Mortgage Backed Securities (Cost $83,532,453)		83,610,327

Corporate Bonds and Notes — 26.4%
Communications — 3.1%
AT&T Inc
1.790%, VR, 3/11/2019	525,000	528,723
3.950%, 1/15/2025	445,000	451,360
4.750%, 5/15/2046	65,000	61,118
CBS Corp, 2.900%, 1/15/2027	400,000	377,975
Charter Communications Operating LLC senior secured note, 6.484%, 10/23/2045	300,000	353,544
Cox Communications Inc
144A 3.850%, 2/1/2025 (d)	175,000	175,821
144A 4.800%, 2/1/2035 (d)	200,000	189,444
Gray Television Inc 144A, 5.875%, 7/15/2026 (d)	200,000	207,500
Interpublic Group of Cos Inc/The, 4.200%, 4/15/2024	250,000	261,953
SFR Group SA senior secured note 144A, 7.375%, 5/1/2026 (d)	200,000	211,000
Sprint Communications Inc 144A, 7.000%, 3/1/2020 (d)	375,000	410,625
Time Warner Cable LLC senior secured note
6.750%, 7/1/2018	275,000	290,049
7.300%, 7/1/2038	175,000	219,463
Time Warner Inc, 3.600%, 7/15/2025	325,000	323,622
Verizon Communications Inc, 5.150%, 9/15/2023	426,000	472,096
Viacom Inc junior secured note, 6.250%, VR, 2/28/2057	60,000	61,694

		4,595,987

Consumer Discretionary — 2.7%
ACCO Brands Corp 144A, 5.250%, 12/15/2024 (d)	130,000	134,225
Avis Budget Car Rental LLC / Avis Budget Finance Inc 144A, 6.375%, 4/1/2024 (d)	295,000	296,106
Delphi Automotive PLC
3.150%, 11/19/2020	240,000	245,174
4.150%, 3/15/2024	401,000	423,250
ERAC USA Finance LLC 144A, 3.850%, 11/15/2024 (d)	500,000	513,497
Hertz Corp/The 144A, 5.500%, 10/15/2024 (d)	125,000	108,438
Home Depot Inc/The, 5.950%, 4/1/2041	420,000	545,919
Lear Corp, 4.750%, 1/15/2023	173,000	179,291
Lennar Corp, 4.125%, 1/15/2022	245,000	250,819
Marriott International Inc/MD, 2.875%, 3/1/2021	500,000	507,476
Northeastern University, 5.285%, 3/1/2032	100,000	109,136
O’Reilly Automotive Inc
3.800%, 9/1/2022	155,000	161,788
3.850%, 6/15/2023	550,000	575,533

		4,050,652

Consumer Staples — 0.6%
JM Smucker Co/The, 4.250%, 3/15/2035	380,000	385,141
TreeHouse Foods Inc 144A, 6.000%, 2/15/2024 (d)	530,000	567,100

		952,241

Financials — 12.7%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.500%, 5/26/2022	750,000	762,888
AIA Group Ltd 144A, 4.500%, 3/16/2046 (d)	325,000	338,793
Air Lease Corp, 3.875%, 4/1/2021	450,000	470,170
Aircastle Ltd
4.125%, 5/1/2024	450,000	458,775
5.000%, 4/1/2023	140,000	149,800
American Express Credit Corp, 1.456%, VR, 9/22/2017	500,000	500,523
American Tower Corp, 5.000%, 2/15/2024	362,000	397,058
Aon PLC, 4.750%, 5/15/2045	225,000	229,078
AXA SA subordinated note, 8.600%, 12/15/2030	400,000	559,000
Boston Properties LP, 3.650%, 2/1/2026	430,000	432,639

BPCE SA
2.250%, 1/27/2020	500,000	499,105
144A, 4.875%, 4/1/2026 (d)	500,000	518,729
Brandywine Operating Partnership LP, 4.550%, 10/1/2029	725,000	727,816
Capital One Financial Corp subordinated note
3.750%, 7/28/2026	80,000	77,349
4.200%, 10/29/2025	155,000	156,360
Cooperatieve Rabobank UA, 3.950%, 11/9/2022	375,000	389,648
Credit Agricole SA/London 144A, 4.125%, 1/10/2027 (d)	510,000	519,026
Crown Castle International Corp, 3.700%, 6/15/2026	300,000	301,597
Discover Financial Services, 3.750%, 3/4/2025	325,000	322,625
Duke Realty LP
3.625%, 4/15/2023	200,000	204,255
4.375%, 6/15/2022	250,000	266,795
Fifth Third Bancorp subordinated note, 8.250%, 3/1/2038	425,000	610,616
Hartford Financial Services Group Inc/The junior secured note, 8.125%, VR, 6/15/2068	275,000	291,415
Huntington Bancshares Inc/OH
3.150%, 3/14/2021	425,000	434,676
1.700%, 2/26/2018	380,000	380,230
ING Bank NV 144A, 2.000%, 11/26/2018 (d)	500,000	499,747
Kimco Realty Corp, 3.400%, 11/1/2022	160,000	163,089
Liberty Property LP, 3.250%, 10/1/2026	165,000	159,999
Marsh & McLennan Cos Inc, 3.300%, 3/14/2023	100,000	102,951
Metropolitan Life Global Funding I 144A, 2.300%, 4/10/2019 (d)	500,000	504,410
Morgan Stanley subordinated note
3.950%, 4/23/2027	210,000	211,059
5.000%, 11/24/2025	700,000	761,255
National City Corp subordinated note, 6.875%, 5/15/2019	275,000	301,695
Regency Centers LP, 3.750%, 6/15/2024	300,000	307,721
Regions Financial Corp, 3.200%, 2/8/2021	500,000	511,522
Reinsurance Group of America Inc
3.950%, 9/15/2026	250,000	254,442
4.700%, 9/15/2023	164,000	178,654
Santander UK PLC subordinated note 144A, 5.000%, 11/7/2023 (d)	650,000	685,069
Standard Chartered PLC subordinated note 144A, 5.700%, 3/26/2044 (d)	250,000	264,693
Swedbank AB
144A, 2.200%, 3/4/2020 (d)	650,000	650,185
144A, 2.800%, 3/14/2022 (d)	250,000	252,447
TIAA Asset Management Finance Co LLC 144A, 4.125%, 11/1/2024 (d)	160,000	165,180
Total System Services Inc, 3.800%, 4/1/2021	600,000	625,324
Unum Group, 3.000%, 5/15/2021	180,000	182,756
US Bancorp subordinated note, 3.600%, 9/11/2024	493,000	511,410
Ventas Realty LP, 3.500%, 2/1/2025	500,000	495,544
Vornado Realty LP, 2.500%, 6/30/2019	325,000	327,776
Voya Financial Inc, 5.650%, VR, 5/15/2053	130,000	134,550
Welltower Inc, 5.250%, 1/15/2022	400,000	440,987

		18,691,431

Health Care — 3.5%
Allergan Funding SCS, 3.000%, 3/12/2020	420,000	428,521
Allina Health System, 4.805%, 11/15/2045	660,000	713,275
Boston Medical Center Corp, 4.519%, 7/1/2026	455,000	478,891
Celgene Corp, 3.875%, 8/15/2025	325,000	337,249
Children’s Hospital Corp/The, 4.115%, 1/1/2047	230,000	236,359
City of Hope senior secured note, 5.623%, 11/15/2043	250,000	297,708
Kaiser Foundation Hospitals
3.150%, 5/1/2027 (b)	185,000	185,779
3.500%, 4/1/2022	110,000	114,849
Mayo Clinic, 4.128%, 11/15/2052	165,000	168,185

Memorial Sloan-Kettering Cancer Center
4.125%, 7/1/2052	200,000	197,315
4.200%, 7/1/2055	60,000	60,522
New York and Presbyterian Hospital/The
4.024%, 8/1/2045	365,000	358,683
4.063%, 8/1/2056	250,000	238,985
Ochsner Clinic Foundation, 5.897%, 5/15/2045	650,000	757,550
Orlando Health Obligated Group, 4.416%, 10/1/2044	395,000	388,187
Thermo Fisher Scientific Inc, 4.150%, 2/1/2024	265,000	281,111

		5,243,169

Industrials — 1.8%
Canadian Pacific Railway Co, 4.500%, 1/15/2022	400,000	431,066
CNH Industrial Capital LLC, 4.875%, 4/1/2021	750,000	789,375
Illinois Tool Works Inc, 4.875%, 9/15/2041	175,000	200,827
Ryder System Inc
2.350%, 2/26/2019	500,000	502,858
2.500%, 5/11/2020	145,000	145,753
United Rentals North America Inc, 4.625%, 7/15/2023	500,000	520,900

		2,590,779

Materials — 0.6%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc senior secured note
144A, 4.250%, 9/15/2022 (d)	260,000	265,642
144A, 4.289%, VR, 5/15/2021 (d)	470,000	481,163
Standard Industries Inc/NJ 144A, 5.125%, 2/15/2021 (d)	180,000	188,775

		935,580

Technology — 1.0%
Broadcom Corp / Broadcom Cayman Finance Ltd 144A, 3.625%, 1/15/2024 (d)	355,000	360,683
CDW LLC / CDW Finance Corp, 5.000%, 9/1/2023	145,000	149,350
Microsoft Corp, 3.700%, 8/8/2046	395,000	377,628
SS&C Technologies Holdings Inc, 5.875%, 7/15/2023	65,000	69,388
TSMC Global Ltd 144A, 1.625%, 4/3/2018 (d)	523,000	522,375

		1,479,424

Utilities — 0.4%
Consolidated Edison Co of New York Inc, 3.300%, 12/1/2024	500,000	511,254

		511,254

Total Corporate Bonds and Notes (Cost $38,343,014)		39,050,517

Municipal Bonds — 10.2%
American Municipal Power Inc, 6.270%, 2/15/2050	300,000	365,319
Bay Area Toll Authority
6.918%, 4/1/2040	125,000	172,665
7.043%, 4/1/2050	325,000	474,328
City of Chicago IL
6.207%, 1/1/2032	250,000	231,873
7.045%, 1/1/2029	295,000	302,331
City of Los Angeles Department of Airports, 3.887%, 5/15/2038	140,000	141,225
Commonwealth of Massachusetts, 3.277%, 6/1/2046	130,000	119,483
Cook County Community High School District No 228 Bremen, 5.019%, 12/1/2041 (Insurer: AGM)	435,000	453,070
County of Sacramento CA, 5.730%, VR, 8/15/2023 (Insurer: NATL)	340,000	378,264
Hillsborough County Aviation Authority, 3.549%, 10/1/2022	190,000	197,952
Indiana Finance Authority, 3.624%, 7/1/2036	235,000	234,152
Inland Valley Development Agency, 5.500%, 3/1/2033 (Insurer: AGM)	70,000	78,322

Lancaster County Hospital Authority/PA
5.000%, 7/1/2024	165,000	183,417
5.000%, 7/1/2025	135,000	149,157
Los Angeles County Public Works Financing Authority, 7.488%, 8/1/2033	540,000	732,563
Maryland Health & Higher Educational Facilities Authority
3.968%, 7/1/2027	205,000	210,291
4.068%, 7/1/2028	240,000	248,093
4.168%, 7/1/2029	40,000	40,836
Massachusetts Health & Educational Facilities Authority, 6.432%, 10/1/2035	420,000	489,804
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd, 4.053%, 7/1/2026	270,000	282,312
Metropolitan Transportation Authority, 5.000%, 11/15/2038	1,275,000	1,471,795
Michigan Finance Authority
2.057%, 4/1/2018	250,000	249,058
2.267%, 4/1/2019	260,000	257,634
2.491%, 4/1/2020	250,000	246,265
2.741%, 4/1/2021	320,000	313,171
New Jersey Economic Development Authority, 3.882%, 6/15/2019	270,000	274,771
New Jersey Turnpike Authority
7.102%, 1/1/2041	225,000	316,465
7.414%, 1/1/2040	200,000	291,444
New York Transportation Development Corp, 3.473%, 7/1/2028	500,000	475,745
Oregon Health & Science University, 5.000%, 7/1/2045	350,000	384,916
Pennsylvania Industrial Development Authority, 144A, 3.556%, 7/1/2024 (d)	505,000	504,909
Public Finance Authority
144A, 3.000%, 11/15/2022 (d)	360,000	360,857
144A, 3.500%, 11/15/2023 (d)	185,000	185,468
Puerto Rico Commonwealth Government Employees Retirement System
6.150%, 7/1/2038 (e)	825,000	354,750
6.200%, 7/1/2039 (e)	125,000	53,750
Shelby County Health Educational & Housing Facilities Board
4.000%, 9/1/2022	250,000	267,173
4.000%, 9/1/2021	250,000	266,768
State of California, 7.625%, 3/1/2040	525,000	776,716
State of Illinois
3.860%, 4/1/2021	215,000	211,190
5.100%, 6/1/2033	335,000	301,185
5.547%, 4/1/2019	325,000	338,107
5.877%, 3/1/2019	410,000	429,172
Washington State Housing Finance Commission
4.000%, 1/1/2024	800,000	786,391
144A, 4.375%, 1/1/2021 (e)	400,000	400,364

Total Municipal Bonds (Cost $15,037,615)		15,003,521

Senior Floating Rate Interests — 6.8%
Communications — 1.6%
Charter Communications Operating LLC, 3.243%, 1/15/2024	297,000	298,856
Mission Broadcasting Inc term loan B, 3.994%, 1/17/2024	25,558	25,762
Nexstar Broadcasting Inc term loan B, 3.994%, 1/17/2024	263,625	265,725
SFR Group SA, 4.422%, 1/14/2025	742,519	743,911
Sprint Communications Inc. term loan B, 3.500%, 2/2/2024	410,000	410,811
Univision Communications Inc, 3.750%, 3/15/2024	488,207	485,393
Zayo Group LLC term loan B, 3.500%, 1/19/2024	100,095	100,869

		2,331,327

Consumer Discretionary — 1.1%
American Builders & Contractors Supply Co Inc term loan B, 3.743%, 10/31/2023	900,000	906,844
Harbor Freight Tools USA Inc term loan, 4.243%, 8/19/2023	243,163	243,095
KAR Auction Services Inc term loan B, 4.500%, 3/9/2023	148,500	150,379
On Assignment Inc term loan B, 3.243%, 6/3/2022	350,158	353,221

		1,653,539

Consumer Staples — 0.8%
Coty Inc term loan B, 3.483%, 10/27/2022	202,955	204,224
Energizer Holdings Inc term loan B, 3.000%, 6/30/2022	614,063	618,093
Galleria Co term loan B, 4.000%, 9/29/2023	410,000	413,331

		1,235,648

Financials — 0.6%
DTZ US Borrower LLC term loan, 4.304%, 11/4/2021	491,250	494,535
Russell Investments US Institutional Holdco Inc term loan, 6.743%, 6/1/2023	446,625	451,091

		945,626

Health Care — 0.2%
Alere Inc term loan B, 4.250%, 6/18/2022	248,734	249,589

		249,589

Industrials — 0.2%
Nexeo Solutions LLC term loan B, 4.922%, 6/9/2023	282,866	286,137

		286,137

Technology — 1.8%
Camelot UK Holdco Limited term loan B, 4.500%, 10/3/2023	139,300	140,084
CDW LLC term loan, 3.150%, 8/17/2023	488,676	492,444
Dell International LLC, 3.500%, 9/7/2023	278,602	280,097
Equinix Inc. term loan B, 3.493%, 1/6/2023	153,450	154,409
Go Daddy Operating Co LLC term loan, 3.493%, 2/15/2024	255,000	256,148
MA Financeco., LLC term loan B, 0.000%, 4/18/2024 (f)	30,310	30,461
Maxlinear Inc. term loan B, 0.000%, 4/5/2024 (f)	315,000	315,591
Misys Europe SA term loan, 0.000%, 4/27/2024 (f)	275,000	273,625
ON Semiconductor Corporation term loan B, 3.243%, 3/31/2023	264,762	266,508
Seattle Spinco term loan B, 0.000%, 4/30/2024 (f)	204,690	205,714
SS&C European Holdings SARL, 3.243%, 7/8/2022	23,917	24,111
SS&C Technologies Inc, 3.243%, 7/8/2022	283,846	286,152

		2,725,344

Transportation — 0.2%
Avolon Holdings Limited term loan B, 3.743%, 3/20/2022	240,000	243,901

		243,901

Utilities — 0.3%
Calpine Corp term loan B, 3.900%, 1/15/2023	414,750	416,867

		416,867

Total Senior Floating Rate Interests (Cost $9,987,200)		10,087,978

U.S. Government Agencies — 5.8%
FNMA, 1.500%, 6/22/2020 (c)	5,328,000	5,321,878
FNMA, 5.625%, 7/15/2037 (c)	2,376,000	3,242,354

Total U.S. Government Agencies (Cost $8,794,709)		8,564,232

Asset Backed Securities — 1.5%
Carmax Auto Owner Trust
1.900%, 4/15/2022	95,000		93,992
2.150%, 5/15/2019	750,000		752,316
2.160%, 12/15/2021	135,000		134,937
2.200%, 6/15/2022	75,000		74,393
2.560%, 2/15/2022	260,000		261,257
2.580%, 11/16/2020	130,000		130,475
CNH Equipment Trust, 1.930%, 3/15/2024	20,000		19,688
SBA Tower Trust
144A, 3.869%, VR, 10/15/2049 (d)	500,000		508,930
144A, 3.168%, 4/15/2047 (d)	290,000		291,267

Total Asset Backed Securities (Cost $2,258,315)			2,267,255

Foreign Government & Agency Securities — 1.2%
Queensland Treasury Corp, 3.000%, 3/22/2024	500,000	AUD	381,413
Province of Ontario Canada, 1.950%, 1/27/2023	1,000,000	CAD	741,096
Province of Quebec Canada, 1.650%, 3/3/2022	815,000	CAD	599,886

Total Foreign Government & Agency Securities (Cost $1,759,238)			1,722,395

Total Long Term Investments (Cost $159,712,544)			160,306,225

Short Term Investments — 0.2%
Self-Help Federal Credit Union, 1.150%, 3/18/2019	250,000		248,535

Total Short Term Investments (Cost $250,000)			248,535

Total Investments — 108.7% (Cost $159,962,544) (b)			160,554,760

Other Assets, less liabilities — (8.7)%			(12,824,982)

Net Assets — 100.0%			$147,729,778

(a)	The aggregate cost for book and federal income purposes is $160,034,458. The aggregate gross unrealized appreciation is $1,994,712, and the aggregate gross unrealized depreciation is $1,474,410, resulting in net unrealized appreciation of $520,302.
(b)	A portion or all of the security was purchased as a when issued or delayed delivery security.
(c)	A portion or all of the security was segregated for collateral for when issued or delayed delivery securities.
(d)	This security has been determined to be liquid under guidelines established by the Fund’s Board of Trustees.
(e)	This security has been determined to be illiquid under guidelines established by the Fund’s Board of Trustees.
(f)	Represents an unsettled loan contract. The coupon rate will be determined at time of settlement.

The principal amount is stated in U.S. dollars unless otherwise indicated.

TBA — To Be Announced

VR — Variable interest rate. Rate shown is that on April 30, 2017.

144A — Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. At April 30, 2017, the aggregate value of these securities was $15,475,915, representing 10.5% of net assets.

AGM — Assured Guaranty Municipal Corporation

NATL — National Public Finance Guarantee Corporation

CAD — Canadian Dollar

AUD — Australian Dollar

SEE NOTES TO PORTFOLIO OF INVESTMENTS

At April 30, 2017, the Fund had the following forward currency contracts outstanding.

					Unrealized
		Contract	Settlement		Appreciation
Counterparty	Currency	Type	Date	Value	(Depreciation)
HSBC Bank USA	AUD	Sell	6/21/2017	$372,848	$4,231
Citibank N.A.	CAD	Sell	6/21/2017	1,323,289	19,204
Citibank N.A.	RON	Sell	6/26/2017	573,330	22,109
Citibank N.A.	RON	Buy	6/26/2017	573,330	10,989
Citibank N.A.	RON	Buy	8/28/2017	279,223	5,256
Citibank N.A.	RON	Buy	8/28/2017	3,611	66
JP Morgan Chase Bank	RON	Sell	8/28/2017	175,718	10,602
BNP Parabas SA	RON	Sell	8/28/2017	107,116	6,332

					$78,789

At April 30, 2017, the Fund had the following future contracts outstanding.

				Unrealized	Unrealized
Description	Number of Contracts	Value	Expiration Date	Appreciation	Depreciation
Long Gilt 10 YR (Short)	10	$1,659,493.00	6/28/2017	$—	$15,367

				$—	$15,367

At April 30, 2017, the Fund had the following centrally cleared interest rate swap contracts outstanding.

					Unrealized
	Counterparty/		Notional		Appreciation
Description	Exchange	Expiration Date	Amount	Value	(Depreciation)
Receive Floating rate 3 month USD BBA LIBOR Pay Fixed rate 1.604%	Morgan Stanley/LCH	3/27/2019	$7,235,000	$7,240,238	$(5,238)
Receive Floating rate 3 month USD BBA LIBOR Pay Fixed rate 1.600%	Morgan Stanley/LCH	4/6/2019	7,212,000	7,215,807	(1,907)
Receive Floating rate 3 month USD BBA LIBOR Pay Fixed rate 2.463%	Morgan Stanley/LCH	3/8/2027	1,170,000	1,193,140	23,140
Receive Floating rate 3 month USD BBA LIBOR Pay Fixed rate 2.750%	Morgan Stanley/LCH	9/21/2046	4,119,000	4,328,068	(276,613)
Receive Floating rate 3 month USD BBA LIBOR Pay Fixed rate 2.250%	Morgan Stanley/LCH	9/21/2026	11,688,000	11,715,350	466,304
Receive Floating rate 12 month USD Fed Fund Pay Fixed rate 1.000%	Morgan Stanley/LCH	9/29/2026	1,001,000	1,078,145	48,567

			32,425,000	32,770,748	$254,253

At April 30, 2017, the Fund had the following OTC interest rate swap contracts outstanding.

	Rate Type					Unrealized
	Payments made by	Payments received		Notional		Appreciation
Counterparty	the Fund	by the Fund	Expiration Date	Amount	Value	(Depreciation)
Deutsche Bank AG	1.898%	USA-CPI-U	7/15/2024	$4,928,000	$5,068,718	$140,718

				$4,928,000	$5,068,718	$140,718

At April 30, 2017, the Fund had the following centrally cleared credit default swap contracts outstanding.

			Rating of
			Reference					Unrealized
	Counterparty/	Buy/Sell	Entity			Notional		Appreciation
Description	Exchange	Protection (g)	(Moody’s/S&P)	Fixed Rate	Expiration Date	Amount (h)	Value (i)	(Depreciation)
CDX-NAIG Series 27, Version 1, 5 Year Index	Morgan Stanley/ICE	Sell	Baa1/BBB+	1.00%	12/20/2021	$1,493,000	$1,521,814	$6,105
CDX-NAIG Series 28, Version 1, 5 Year Index	Morgan Stanley/ICE	Sell	Baa1/BBB+	1.00%	6/20/2022	777,000	790,471	349
CDX-NAHY Series 27, Version 2, 5 Year Index	Morgan Stanley/ICE	Buy	B1/B+	5.00%	12/20/2021	1,158,300	1,252,789	(16,824)
CDX-NAHY Series 28, Version 1, 5 Year Index	Morgan Stanley/ICE	Buy	B2/B+	5.00%	6/20/2022	862,000	927,532	(125)
iTraxx Europe Series 27, Version 1, 5 Year Index (EUR)	Morgan Stanley/ICE	Sell	Baa1/BBB+	1.00%	6/20/2022	811,000	898,103	3,517
iTraxx Crossover Series 27, Version 1, 5 Year Index (EUR)	Morgan Stanley/ICE	Sell	B1/B+	5.00%	6/20/2022	632,000	763,278	11,299

						$5,733,300	$6,153,987	$4,321

ICE — Intercontinental Exchange

LCH — London Clearing House

(g)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.
(h)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(i)	The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

SEE NOTES TO PORTFOLIO OF INVESTMENTS

DOMINI IMPACT BOND FUND

NOTES TO PORTFOLIO OF INVESTMENTS

April 30, 2017 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Domini Impact Bond Fund (formerly Domini Social Bond Fund) (the “Fund”) is a series of the Domini Investment Trust (formerly Domini Social Investment Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund offers Investor Shares and Institutional Shares. Institutional shares were not offered prior to November 30, 2011. Each class of shares is sold at its offering price, which is net asset value. The Institutional shares may only be purchased by or for the benefit of investors that meet the minimum investment requirements, fall within the following categories: endowments, foundations, religious organizations and other nonprofit entities, individuals, retirement plan sponsors, family office clients, certain corporate or similar institutions, or omnibus accounts maintained by financial intermediaries and that are approved by the Fund’s Distributor. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets, and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and registration fees, directly attributable to that class. Institutional shares are not subject to distribution fees. The Fund seeks to provide its shareholders with a high level of current income and total return by investing in bonds and other debt instruments that are consistent with the Fund’s social and environmental standards and the submanager’s security selection approach.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Fund’s significant accounting policies.

(A) Valuation of Investments. Bonds and other fixed-income securities (other than obligations with maturities of 60 days or less) are valued on the basis of valuations furnished by an independent pricing service, use of which has been approved by the Board of Trustees of the Fund. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations of sufficient credit quality (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Fund. Securities (other than short- term obligations with remaining maturities of 60 days or less) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees. The Funds follow a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the Fund’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotation obtained from pricing services)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments) The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2017, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets:
Long Term Investment in Securities:
Mortgage Backed Securities	$—	$83,610,327	$—	$83,610,327
Corporate Bonds and Notes	—	39,050,517	—	39,050,517
Municipal Bonds	—	15,003,521	—	15,003,521
Senior Floating Rate Interests	—	10,087,978		10,087,978
U.S. Government Agencies	—	8,564,232	—	8,564,232
Asset Backed Securities	—	2,267,255	—	2,267,255
Foreign Government & Agency Securities	—	1,722,395	—	1,722,395

Total Long Term Securities	$—	$160,306,225	$—	$160,306,225
Short Term Investment in Securities:
Certificates of Deposit	$—	$248,535	$—	$248,535

Total Short Term Securities	$—	$248,535	$—	$248,535

Total Investment in Securities	$—	$160,554,760	$—	$160,554,760

Other Financial Instruments:
Foreign Exchange Contracts	$—	$78,789	$—	$78,789
SWAP Contracts	—	140,718	—	140,718

Total Other Financial Instruments	$—	$219,507	$—	$219,507

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities
Balance as of July 31, 2016	$260,722
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	30,462
Purchases	—
Sales	—
Transfers in and/or out of level three	(291,184)

Balance as of April 30, 2017	$—

The change in unrealized appreciation (depreciation) included in earnings relating to securities still held at April 30, 2017	$—

Transfers from Level 2 to Level 3 included securities valued at $5,289,695 that were transferred as a result of quoted prices in active markets not being readily available. Transfers out of Level 3 into Level 2 included securities valued at $5,580,879 because market values were readily available from a pricing agent for which fair value factors were previously applied. The Level 3 security was valued using a pricing vendor other than the Fund’s primary pricing vendor.

(B) Foreign Currency Translation. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies, are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees. The Funds do not separately report the effect of fluctuations in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair value of assets and liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates.

(C) Foreign Currency Contracts. When the Funds purchase or sell foreign securities, they enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed-upon exchange rate on a specified date. There were no foreign currency spot contracts as of April 30, 2017.

(D) Securities Purchased on a When-Issued or Delayed Delivery Basis. The Fund may invest in when-issued or delayed delivery securities where the price of the security is fixed at the time of the commitment but delivery and payment take place beyond customary settlement time. These securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued or delayed delivery basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction, which could result in an unrealized loss at the time of delivery. The Fund establishes a segregated account consisting of liquid securities equal to the amount of the commitments to purchase securities on such basis.

(E) Derivative Financial Instruments. The Fund may invest in derivatives in order to hedge market risks, or to seek to increase the Fund’s income or gain. Derivatives in certain circumstances may require that the Fund segregate cash or other liquid assets to the extent the Fund’s obligations are not otherwise covered through ownership of the underlying security, financial instrument, or currency. Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity, and the risk that the use of derivatives could result in greater losses than if it had not been used. Some derivative transactions, including options, swaps, forward contracts, and options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (OTC derivatives), rather than being traded on exchanges or in markets registered with the Commodity Futures Trading Commission or the SEC.

(F) Option Contracts. The Fund may purchase or write option contracts primarily to manage and/or gain exposure to interest rate, foreign exchange rate and credit risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss. There are no purchased option contracts outstanding at April 30, 2017.

(G) Futures Contracts. The Fund may purchase and sell futures contracts based on various securities, securities indexes, and other financial instruments and indexes. The Fund intends to use futures contracts for hedging purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specified security or financial instrument at a specified future time and at a specified price. When the Fund purchases or sells a futures contract, the Fund must allocate certain of its assets as an initial deposit on the contract. The futures contract is marked to market daily thereafter, and the Fund may be required to pay or entitled to receive additional “variation margin,” based on decrease or increase in the value of the futures contract. Futures contracts outstanding at April 30, 2017 are listed in the Fund’s Portfolio of Investments.

(H) Forward Currency Contracts. The Fund may enter into forward currency contracts with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. These contracts are used to hedge foreign exchange risk and to gain exposure on currency. The U.S. dollar value of forward currency contracts is determined using current forward exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The Fund record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The Fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Risk may exceed amounts recognized on the Statement of Assets and Liabilities. Forward currency contracts outstanding at April 30, 2017 are listed in the Fund’s Portfolio of Investments.

(I) Interest Rate Swap Contracts. The Fund may enter into interest rate swap contracts to hedge interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change on an OTC interest rate swap is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Daily fluctuations in the value of centrally cleared interest rate swaps are settled though a central clearing agent and are recorded in variation margin on the Statement of Assets and Liabilities and recorded as unrealized gain or loss. OTC and centrally cleared interest rate swap contracts outstanding at April 30, 2017, are listed in the Fund’s Portfolio of Investments.

(J) Credit Default Swap Contracts. The Fund may enter into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (“OTC credit default swaps”) or may be executed in a multilateral trade facility platform, such as a registered exchange (“centrally cleared credit default swaps”). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, or a tranche of a credit index. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statements of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a credit default swap contract are reflected on the Statements of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss on the Statements of Operations. OTC and centrally cleared credit default swap contracts outstanding at April 30, 2017 are listed in the Fund’s Portfolio of Investments.

(K) Master Agreements. The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s portfolio. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Fund’s portfolio. Collateral can be in the form of cash or other marketable securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA Master Agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. The Fund is still exposed to the counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Item 2.	Controls and Procedures.

(a) Within 90 days prior to the filing of this report on Form N-Q, Amy L. Thornton, the registrant’s President and Principal Executive Officer, and Carole M. Laible, the registrant’s Treasurer and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) of the Investment Company Act of 1940) and evaluated their effectiveness. Based on their evaluation, Ms. Thornton and Ms. Laible determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in this report on Form N-Q is recorded, processed, summarized, and reported within the time periods required by the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Separate certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 for each principal executive officer and principal financial officer of the registrant are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DOMINI INVESTMENT TRUST

By:	/s/ Amy Domini Thornton
Amy Domini Thornton
President

Date:	June 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Amy Domini Thornton
Amy Domini Thornton
President (Principal Executive Officer)

Date:	June 29, 2017

By:	/s/ Carole M. Laible
Carole M. Laible
Treasurer (Principal Financial Officer)

Date:	June 29, 2017